UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2015

MAJESCO

(Exact name of registrant as specified in its charter)

California	001-37466	77-0309142
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5 Penn Plaza, 14th Floor

New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 731-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 19, 2015, Majesco, a California corporation (“Majesco”), adopted a form of indemnification agreement (the “Majesco Indemnification Agreement”) for its officers and directors. Majesco intends to enter into the Majesco Indemnification Agreement with each of its directors in connection with the consummation of the previously disclosed merger of Cover-All Technologies Inc., a Delaware corporation (“Cover-All”), with and into Majesco, with Majesco surviving the merger (the “Merger”), pursuant to that certain Agreement and Plan of Merger, dated as of December 14, 2014, as amended by Amendment No. 1, dated as of February 18, 2015, by and between Majesco and Cover-All (the “Merger Agreement”). Each such indemnification agreement supplements the indemnification rights under the articles of incorporation and bylaws and provides that, Majesco will, to the fullest extent permitted by law, indemnify such directors and officers against any and all expenses and liabilities incurred by each such indemnitee in the course of conduct of Majesco’s business or the business of any of its affiliates. Majesco will not be liable under the Majesco Indemnification Agreement to make any duplicate payment to any director or officer in respect of any expenses or liabilities to the extent such indemnitee has otherwise received payment under any insurance policy, Majesco’s articles of incorporation or bylaws, other indemnity provisions or otherwise of the amounts which Majesco must otherwise pay under the Majesco Indemnification Agreement. In the event of an indemnification pursuant to the Majesco Indemnification Agreements, Majesco may provide for and pay for the costs of the defense against any legal action in respect of liabilities as to which it has indemnified the director or executive officer, and the obligations to indemnify will continue to the extent provided in the indemnification agreement notwithstanding that the director or officer may no longer be a director or officer of Majesco. Further, pursuant to the Majesco Indemnification Agreement, Majesco may maintain directors’ and officers’ liability insurance coverage.

The foregoing description of the Majesco Indemnification Agreement is not complete and is qualified in its entirety by reference to the Form of Majesco Indemnification Agreement, which is included as Exhibit 10.1, to Majesco’s Registration Statement on Form S-4 (File No. 333-202180) which was previously filed with the Securities and Exchange Commission on April 1, 2015. The Form of Majesco Indemnification Agreement is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 5.03 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On June 19, 2015, Mr. Ashank Desai resigned his position as director Majesco and all committees thereof with an effective date of June 26, 2015 immediately prior to the Closing (as defined immediately below). Mr. Desai resigned his position to pursue other endeavors and not as a result of any disagreement with Majesco.

Board & Officer Composition

Effective upon the closing of the Merger (the “Closing”), Earl Gallegos (Vice Chairman), Sudhakar Ram, and Steven R. Isaac were appointed to the Board of Directors of Majesco as contemplated by the Merger Agreement. Majesco will have a six-member Board of Directors effective upon the Closing. Mr. Gallegos will become Chair of Majesco’s audit committee and a member of its nominating and corporate governance committee. Mr. Ram will become a member of Majesco’s nominating and corporate governance committee. Mr. Isaac will become a member of the compensation committee.

The required biographical information for each appointed director called for by Item 5.02(d) was included in Majesco’s Registration Statement on Form S-4 (File No. 333-202180), filed on May 11, 2015 and declared effective on May 13, 2015 and is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2015, the articles of incorporation of Majesco were amended (the “Amendment”) in order to effect a reverse stock split such that each six (6) shares of Majesco common stock, par value $0.002 per share (the “Majesco common stock”), issued and outstanding immediately prior to the effective time of the Amendment were, automatically and without any action on the part of the respective holders thereof, combined and converted into one (1) share of Majesco common stock.

The foregoing description of the Amendment does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Amendment, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

In accordance with the Merger Agreement, on June 22, 2015 and after the effectiveness of the Amendment, (i) the articles of incorporation of Majesco were amended and restated pursuant to the terms of the Merger Agreement (the “Amended and Restated Articles of Incorporation”) and (ii) the bylaws of Majesco were amended and restated pursuant to the terms of the Merger Agreement (the “Amended and Restated Bylaws”).

The foregoing descriptions of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws do not purport to be complete and are subject, and qualified in their entirety by reference, to the full texts of the Amended and Restated Articles of Incorporation and the Amended and Restated By-laws, as applicable, which are included as Exhibits 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Effective June 19, 2015, the Board of Directors of Majesco approved an amended and restated Code of Business Requirements and Ethics (the “Ethics Code”) to replace its prior code of ethics in connection with its listing on the NYSE MKT. The Ethics Code applies to all officers, directors and employees of Majesco and its subsidiaries.

The full text of the Ethics Code is attached hereto as Exhibit 14.1 and incorporated by reference into this Item 5.05. Majesco will also make available a copy of the Ethics Code on its website at

www.majesco.com. Majesco will disclose any substantive amendment to, or the granting of any waiver from its Ethics Code for any executive officer or director on its website at the address set forth above or in future Current Reports on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 19, 2015, Majesco Limited and Mastek (UK) Ltd., holders of all of the outstanding shares of Majesco common stock, acted by unanimous written consent to approve the following matters:

1.	The Amendment
2.	The Amended and Restated Bylaws
3.	The Amended and Restated Articles of Incorporation
4.	The Majesco Employee Stock Purchase Plan
5.	The Majesco 2015 Equity Incentive Plan
6.	The Majesco Performance Bonus Plan

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description

3.1	Amendment to Articles of Incorporation of Majesco

3.2	Amended and Restated Articles of Incorporation

3.3	Amended and Restated Bylaws

14.1	Code of Business Requirements and Ethics

99.1	Biographies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAJESCO

By:	/s/ Ketan Mehta
Ketan Mehta
President and Chief Executive Officer

Date: June 23, 2015

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Amendment to Articles of Incorporation of Majesco

3.2	Amended and Restated Articles of Incorporation

3.3	Amended and Restated Bylaws

14.1	Code of Business Requirements and Ethics

99.1	Biographies